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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2005

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                  001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                                N/A
   (Address of Principal Executive Offices)                           (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

     The financial information attached hereto as Exhibits 99.1 and 99.2 provide certain unaudited historical financial information for the individual life reinsurance business of ING, which business we acquired effective December 31, 2004, and certain unaudited pro forma financial information for our subsidiary, Scottish Annuity & Life Insurance Company (Cayman) Ltd., ("SALIC") giving effect to this acquisition and certain other assumptions as described therein. The financial information attached hereto as Exhibits 99.1 and 99.2 is unaudited and in the case of Exhibit 99.1 is subject to a pending audit. The financial information is not intended to satisfy the Company's obligation to file audited financial statements for the business acquired. The Company intends to file such audited financial statements and unaudited pro forma financial information for Scottish Re Group Limited within 75 days of the closing of the acquisition, as required by Items 9.01(a) and (b) of Form 8-K. The financial information attached ehreto as Exhibit 99.3 provides certain audited and unaudited historical financial information for SALIC.

     In accordance with Regulation FD, the information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Unaudited Financial Statements of ING Individual Life Re Business as of and for the nine months ended September 30, 2004 and as of and for the years ended December 31, 2003 and 2002.


99.2 Unaudited Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income of Scottish Annuity & Life Insurance Company (Cayman) Ltd. as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

99.3 Unaudited Financial Statements of Scottish Annuity & Life Insurance Company (Cayman) Ltd. as of and for the nine months ended September 30, 2004 and as of and for the years ended December 31, 2003 and 2002.


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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        SCOTTISH RE GROUP LIMITED


                                        By:  /s/ Paul Goldean
                                             ----------------
                                             Paul Goldean
                                             Executive Vice President and
                                             General Counsel



Dated:  January 6, 2005


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                                INDEX TO EXHIBITS

Number   Description
------   -----------

99.1 Unaudited Financial Statements of ING Individual Life Re Business as of and for the nine months ended September 30, 2004 and as of and for the years ended December 31, 2003 and 2002.


99.2 Unaudited Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income of Scottish Annuity & Life Insurance Company (Cayman) Ltd. as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003.


99.3 Unaudited Financial Statements of Scottish Annuity & Life Insurance Company (Cayman) Ltd. as of and for the nine months ended September 30, 2004 and as of and for the years ended December 31, 2003 and 2002.



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